Exhibit 10.4

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT (this “Agreement”) is made as of November 1, 2023, by and among:

(a) DTE Electric Company (in its individual capacity, the “Company”);

(b) DTE Electric Company, in its separate capacity as the initial servicer of, and collection agent with respect to, the Initial Customer Property (as defined below) (including any successor in such capacity, the “Initial Property Servicer”);

(c) DTE Electric Company, in its separate capacity as the initial servicer of, and collection agent with respect to, the Additional Customer Property (as defined below) (including any successor in such capacity, the “Additional Property Servicer”);

(d) DTE Electric Securitization Funding I LLC, a Delaware limited liability company (the “Initial Bond Issuer”);

(e) The Bank of New York Mellon, not in its individual capacity, but solely in its capacity as indenture trustee (including any successor in such capacity, the “Initial Bond Trustee”) under the Initial Indenture (as defined below);

(f) DTE Electric Securitization Funding II LLC, a Delaware limited liability company (the “Additional Bond Issuer”); and

(g) U.S. Bank Trust Company, National Association, not in its individual capacity, but solely in its capacity as indenture trustee (including any successor in such capacity, the “Additional Bond Trustee”) under the Additional Indenture (as defined below).

WHEREAS, pursuant to the terms of that certain Securitization Property Purchase and Sale Agreement, dated as of March 17, 2022 (as it may hereafter from time to time be amended, restated or modified, the “Initial Sale Agreement”), between the Initial Bond Issuer and the Company in its capacity as seller, the Company has sold to the Initial Bond Issuer certain assets known as “Securitization Property” which includes the right to impose, charge and collect “Securitization Charges” as each such term is defined or as otherwise used in the Statute and the financing order issued under the Statute by the Commission to the Company on June 23, 2021, Docket No. U-21015, authorizing the creation of such Securitization Property (such Securitization Property, the “Initial Customer Property” and such Securitization Charges, the “Initial Customer Charges”);

WHEREAS, pursuant to the terms of that certain Indenture dated as of March 17, 2022 (as it may hereafter from time to time be amended, restated or modified and as supplemented by the Series Supplement and any other supplemental indenture, the Series Supplement and Indenture, as supplemented, being collectively referred to herein as the “Initial Indenture”), between the Initial Bond Issuer and the Initial Bond Trustee, the Initial Bond Issuer, among other things, has granted to the Initial Bond Trustee a security interest in certain of its assets, including the Initial Customer Property, to secure, among other things, the securitization bonds issued pursuant to the Initial Indenture (the “Initial Securitization Bonds”);

WHEREAS, pursuant to the terms of that certain Securitization Property Servicing Agreement dated as of March 17, 2022 (as it may hereafter from time to time be amended, restated or modified, the “Initial Servicing Agreement,” and the Initial Servicing Agreement, together with the Initial Sale Agreement and the Initial Indenture, the “Initial Bond Agreements”), between the Initial Bond Issuer and the Initial Property Servicer, the Initial Property Servicer has agreed to provide for the benefit of the Initial Bond Issuer certain servicing and collection functions with respect to the Initial Customer Charges;

WHEREAS, pursuant to the terms of that certain Securitization Property Purchase and Sale Agreement, dated as of November 1, 2023 (as it may hereafter from time to time be amended, restated or modified, the “Additional Sale Agreement”), between the Additional Bond Issuer and the Company in its capacity as seller, the Company has sold to the Additional Bond Issuer certain assets known as “Securitization Property” which includes the right to impose, charge and collect “Securitization Charges” as each such term is defined or as otherwise used in the Statute and the financing order issued under the Statute by the Commission to the Company on June 22, 2023, Docket No. U-21338, authorizing the creation of such Securitization Property (such Securitization Property, the “Additional Customer Property” and such Securitization Charges, the “Additional Customer Charges”);

WHEREAS, pursuant to the terms of that certain Indenture dated as of November 1, 2023 (as it may hereafter from time to time be amended, restated or modified and as supplemented by a Series Supplement and any other supplemental indenture, such Series Supplement and Indenture, as supplemented, being collectively referred to herein as the “Additional Indenture”), among the Additional Bond Issuer, the Additional Bond Trustee and U.S. Bank National Association, as securities intermediary and account bank, the Additional Bond Issuer, among other things, has granted to the Additional Bond Trustee a security interest in certain of its assets, including the Additional Customer Property, to secure, among other things, the securitization bonds issued pursuant to the Additional Indenture (the “Additional Securitization Bonds”);

WHEREAS, pursuant to the terms of that certain Securitization Property Servicing Agreement dated as of November 1, 2023 (as it may hereafter from time to time be amended, restated or modified, the “Additional Servicing Agreement,” and the Additional Servicing Agreement, together with the Additional Sale Agreement and the Additional Indenture, the “Additional Bond Agreements”), between the Additional Bond Issuer and the Additional Property Servicer, the Additional Property Servicer has agreed to provide for the benefit of the Additional Bond Issuer certain servicing and collection functions with respect to the Additional Customer Charges;

WHEREAS, the Initial Customer Charges and the Additional Customer Charges will be invoiced collectively on the bills sent to the Company’s retail electric distribution customers (the “Customers”), which Customers are obligated to pay the Initial Customer Charges and the Additional Customer Charges, and the parties hereto wish to agree upon their respective rights relating to the Initial Customer Property and the Additional Customer Property and any bank accounts into which collections of the foregoing may be deposited, as well as other matters of common interest to them which arise under or result from the coexistence of the Initial Bond Agreements and the Additional Bond Agreements;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1. Acknowledgment of Ownership Interests and Security Interests.

(a) Each of the parties hereto hereby acknowledges the ownership interest of the Initial Bond Issuer in the Initial Customer Property, including the Initial Customer Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests granted therein in favor of the Initial Bond Trustee for the benefit of itself and the holders of the Initial Securitization Bonds.

Each of the parties hereto hereby acknowledges the ownership interest of the Additional Bond Issuer in the Additional Customer Property, including the Additional Customer Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests granted therein in favor of the Additional Bond Trustee for the benefit of itself and the holders of the Additional Securitization Bonds.

The parties hereto agree that the Initial Customer Property and the Additional Customer Property each shall constitute separate property rights notwithstanding that they may be evidenced by a single bill.

The Additional Bond Trustee, the Additional Bond Issuer and the Additional Property Servicer each acknowledge that, notwithstanding anything in the Additional Bond Agreements to the contrary, none of such parties has any interest in the Initial Customer Property. The Initial Bond Trustee, the Initial Bond Issuer and the Initial Property Servicer each acknowledge that, notwithstanding anything in the Initial Bond Agreements to the contrary, none of such parties has any interest in the Additional Customer Property.

(b) Each of the Additional Bond Issuer and the Additional Bond Trustee hereby releases all liens and security interests of any kind whatsoever which the Additional Bond Issuer or Additional Bond Trustee may hold or obtain in the Initial Customer Property. Each of the Additional Bond Issuer and the Additional Bond Trustee agrees, upon the reasonable request of the Company or the Initial Bond Trustee, to execute and deliver to the Initial Bond Trustee such UCC partial release statements and other documents and instruments, and to do such other acts and things, as the Company or the Initial Bond Trustee may reasonably request in order to evidence the release provided for in this Section 1(b) and/or to execute and deliver to the Initial Bond Trustee UCC financing statement amendments to exclude the Initial Customer Property from the assets covered by any existing UCC financing statements relating to the Additional Customer Property; provided, however, that failure to execute and deliver any such partial release statements, financing statement amendments, documents or instruments, or to do such acts and things, shall not affect or impair the release provided for in this Section 1(b).

(c) Each of the Initial Bond Issuer and the Initial Bond Trustee hereby releases all liens and security interests of any kind whatsoever which the Initial Bond Issuer or the Initial Bond Trustee may hold or obtain in the Additional Customer Property. Each of the Initial Bond Issuer and the Initial Bond Trustee agrees, upon the reasonable request of the Company or the Additional Bond Trustee, to execute and deliver to the Additional Bond Trustee such UCC partial release statements and other documents and instruments, and to do such other acts and things, as the Company or the Additional Bond Trustee may reasonably request in order to evidence the release provided for in this Section 1(c) and/or to execute and deliver to the Additional Bond Trustee UCC financing statement amendments to exclude the Additional Customer Property from the assets covered by any existing UCC financing statements relating to Initial Customer Property; provided, however, that failure to execute and deliver any such partial release statements, financing statement amendments, documents or instruments, or to do such acts and things, shall not affect or impair the release provided for in this Section 1(c).

SECTION 2. Deposit Accounts.

(a) The parties hereto each acknowledge that collections with respect to the Initial Customer Property and the Additional Customer Property may from time to time be deposited into one or more designated accounts of the Company (the “Deposit Accounts”). Subject to Section 4, the Company, in its capacity as a collection agent with respect to each of the Initial Customer Property and the Additional Customer Property, agrees to:

(i) maintain the collections in the Deposit Accounts for the benefit of the Initial Property Servicer, the Initial Bond Trustee, the Initial Bond Issuer, the Additional Property Servicer, the Additional Bond Trustee and the Additional Bond Issuer, as their respective interests may appear;

(ii) allocate and remit funds from the Deposit Accounts, whether or not commingled, (x) in the case of collections relating to the Initial Customer Property, at the times and in the manner specified in the Initial Bond Agreements to the Initial Bond Trustee; and (y) in the case of collection relating to the Additional Customer Property, at the times and in the manner specified in the Additional Bond Agreements to the Additional Bond Trustee; provided, that:

(A) to the extent the combined amounts of remittance are insufficient to satisfy amounts owed in respect of the Initial Customer Charges and the Additional Customer Charges, such allocation and remittances shall be made on a pro rata basis as among the Initial Customer Charges, the Additional Customer Charges and other billed amounts based on the ratio of each component of a bill to the total bill; and

(B) late payment penalties of the Additional Customer Charges and the Initial Customer Charges shall be allocated (w) to the Initial Bond Trustee, if such late payment penalties are allocable to the Initial Customer Charges and are not allowed to be retained by the Company under the Initial Bond Agreements, (x) to the Additional Bond Trustee, if such late payment penalties are allocable to the Additional Customer Charges and are not allowed to be retained by the Company under the Additional Bond Agreements and (y) otherwise to the Company; and

(iii) maintain records as to the amounts deposited into the Deposit Accounts, the amounts remitted therefrom and the allocation as provided above in this subsection (a).

(b) The Initial Bond Trustee, the Initial Bond Issuer, the Additional Bond Trustee and the Additional Bond Issuer shall each have the right to require an accounting from time to time of collections, deposits, allocations and remittances by the Company relating to the Deposit Accounts. Because of difficulties inherent in allocating collections on a daily basis, (i) the Initial Property Servicer may implement estimates for the purposes of determining the amount of collections which are allocable to the Initial Customer Property, which allocations will be subject to semi-annual reconciliations in accordance with the terms of the Initial Bond Agreements but will otherwise be deemed conclusive, subject to reconciliation as provided in the following sentences and (ii) the Additional Property Servicer may implement estimates for the purposes of determining the amount of collections which are allocable to the Additional Customer Property, which allocations will be subject to semi-annual reconciliations in accordance with the terms of the Additional Bond Agreements but will otherwise be deemed conclusive, subject to reconciliation as provided in the following sentences; provided that unless an Event of Default (as defined in the Initial Indenture or the Additional Indenture) has occurred and is continuing, the Company shall only be required to prepare one such accounting during any fiscal year.

In the event that the estimated remittances to the Initial Bond Issuer for any calendar year are less than the actual amounts of Initial Customer Charge collections, the Initial Bond Issuer shall look to the Initial Property Servicer for any such shortfall and shall have no claims against the Additional Bond Issuer for such amounts. In the event that the estimated remittances to the Initial Bond Issuer are greater than the actual amounts of Initial Customer Charge collections, the Initial Property Servicer shall have the right, in accordance with the terms of the Initial Bond Agreements, to net an amount equal to such excess collections out of monies otherwise to be paid to the Initial Bond Issuer. In the event that the estimated remittances to the Additional Bond Issuer for any calendar year are less than the actual amounts of Additional Customer Charge collections, the Additional Bond Issuer shall look to the Additional Property Servicer for any such shortfall and shall have no claims against the Initial Bond Issuer for such amounts. In the event that the estimated remittances to the Additional Bond Issuer are greater than the actual amounts of Additional Customer Charge collections, the Additional Property Servicer shall have the right, in accordance with the terms of the Additional Bond Agreements, to net an amount equal to such excess collections out of monies otherwise to be paid to the Additional Bond Issuer. Notwithstanding the foregoing, nothing in this paragraph shall prohibit any party from netting any such reconciliation payments owing by such party (the “remitting party”) to another party (the “receiving party”) against the amounts to be paid hereunder to the remitting party by such receiving party.

(c) The Additional Bond Trustee and the Additional Bond Issuer waive any interest in deposits to the Deposit Accounts to the extent that they are properly allocable to Initial Customer Charges. The Initial Bond Trustee and the Initial Bond Issuer waive any interest in deposits to the Deposit Accounts to the extent they are properly allocable to the Additional Customer Charges. Each of the parties hereto acknowledges the respective ownership and security interests of the others in amounts on deposit in the Deposit Accounts to the extent of their respective interests as described in this Agreement.

(d) In no event may the Initial Bond Trustee take any action with respect to the Initial Customer Charges in a manner that would result in the Initial Bond Trustee obtaining possession of, or any control over, collections of Additional Customer Charges or any Deposit Account. In the event that the Initial Bond Trustee obtains possession of any collections of Additional Customer Charges, the Initial Bond Trustee shall notify the Additional Bond Trustee of such fact, shall hold such collections in trust and shall promptly deliver them to the Additional Bond Trustee upon request.

In no event may the Additional Bond Trustee take any action with respect to the Additional Customer Charges in a manner that would result in the Additional Bond Trustee obtaining possession of, or any control over, collections of Initial Customer Charges or any Deposit Account. In the event that the Additional Bond Trustee obtains possession of any collections of Initial Customer Charges, the Additional Bond Trustee shall notify the Initial Bond Trustee of such fact, shall hold such collections in trust and shall promptly deliver them to the Initial Bond Trustee upon request.

SECTION 3. Time or Order of Attachment. The acknowledgments contained in Sections 1 and 2 are applicable irrespective of the time or order of attachment or perfection of security or ownership interests or the time or order of filing or recording of financing statements or mortgages or filings under applicable law.

SECTION 4. Servicing.

(a) Pursuant to Section 2, the Company, in its role as collection agent hereunder, shall allocate and remit funds received from Customers for the benefit of the Initial Bond Issuer, the Initial Bond Trustee, the Additional Bond Issuer and the Additional Bond Trustee, respectively, and shall control the movement of such funds out of the Deposit Accounts in accordance with the terms of this Agreement. To the extent permitted under the Initial Indenture or the Additional Indenture, the Company may appoint a successor servicer or sub-servicer to act in any of its respective capacities under this Agreement so long as such successor servicer or sub-servicer has executed joinder documentation agreeing to act in such capacity and to be bound by the terms of this Agreement.

(b) In the event that the Initial Bond Trustee is entitled to and desires to exercise its right, pursuant to the Initial Bond Agreements, to replace the Company as Initial Property Servicer, or in the event that the Additional Bond Trustee is entitled to and desires to exercise its right, pursuant to the Additional Bond Agreements, to replace the Company as Additional Property Servicer, , and therefore to terminate the role of the Company as the Initial Property Servicer or as the Additional Property Servicer, as applicable, hereunder, the party desiring to exercise such right shall promptly give written notice to the other parties hereto (the “Servicer Notice”) in accordance with the notice provisions of this Agreement and consult with the other parties with respect to the person or entity (“Person”) who would replace the Company in its capacity as Initial Property Servicer or as Additional Property Servicer. Any successor to the Company in any of such capacities shall be agreed to by the Initial Bond Trustee and the Additional Bond Trustee within ten (10) Business Days of the date of the Servicer Notice, and such successor shall be subject to satisfaction of the Initial Bonds Rating Agency Condition (as defined below) and the Additional Bonds Rating Agency Condition (as defined below) and otherwise satisfy the provisions of the Initial Servicing Agreement and the Additional Servicing Agreement. For the avoidance of doubt, (i) the removal of the Company as the Initial Property Servicer shall not automatically cause the removal of the Company as the Additional Property Servicer, (ii) the removal of the Company as the Additional Property Servicer shall not automatically cause the removal of the Company as the Initial Property Servicer, and (iii) the roles of Initial Property Servicer and Additional Property Servicer may be held by different Persons so long as each such Person has agreed to be bound by the provisions of this Agreement. “Business Day” means any day other than a Saturday, Sunday, or any holiday for national banks or any New York banking corporation in Detroit, Michigan, New York, New York or the city in which The Depository Trust Company or the Corporate Trust Office (as defined in the Initial Indenture and the Additional Indenture) is located. Any Person named as replacement collection agent in accordance with this Section 4 is referred to herein as a “Replacement Collection Agent.” The parties hereto agree that any entity succeeding to the rights of the Company in its capacity as Initial Property Servicer or Additional Property Servicer hereunder shall execute customary joinder documentation agreeing to act in such capacity and to be bound by the terms of this Agreement.

(c) Anything in this Agreement to the contrary notwithstanding, any action taken by the Initial Bond Trustee or the Additional Bond Trustee to appoint a Replacement Collection Agent pursuant to this Section 4 shall be subject to the Initial Bonds Rating Agency Condition and the Additional Bonds Rating Agency Condition. For the purposes of this Agreement, (i) the

“Initial Bonds Rating Agency Condition” means the “Rating Agency Condition” as such term is defined in the Initial Indenture, and (ii) the “Additional Bonds Rating Agency Condition” means the “Rating Agency Condition” as such term is defined in the Additional Indenture. The parties hereto acknowledge and agree that the approval or the consent of the rating agencies which is required in order to satisfy the Initial Bonds Rating Agency Condition or the Additional Bonds Rating Agency Condition is not subject to any standard of commercial reasonableness, and the parties are bound to satisfy this condition whether or not the rating agencies are unreasonable or arbitrary.

SECTION 5. Sharing of Information. The parties hereto agree to cooperate with each other and make available to each other or any Replacement Collection Agent any and all records and other data relevant to the Initial Customer Property and the Additional Customer Property which they may from time to time possess or receive from the Company, the Initial Property Servicer or the Additional Property Servicer or any successor hereto or thereto, including, without limitation, any and all computer programs, data files, documents, instruments, files and records and any receptacles and cabinets containing the same. The Company hereby consents to the release of information regarding the Company pursuant to this Section 5.

SECTION 6. No Joint Venture; No Fiduciary Obligations; Etc.

(a) Nothing herein contained shall be deemed as effecting a joint venture among any of the Company, the Initial Bond Issuer, the Initial Bond Trustee, the Initial Property Servicer, the Additional Bond Issuer, the Additional Bond Trustee and the Additional Property Servicer.

(b) Notwithstanding anything herein to the contrary, none of the Initial Bond Trustee, the Initial Bond Issuer, the Additional Bond Trustee or the Additional Bond Issuer shall be required to take any action that exposes it to personal liability or that is contrary to the Initial Bond Agreements, the Additional Bond Agreements or applicable law.

(c) None of the Initial Bond Trustee, the Initial Bond Issuer, the Additional Bond Trustee, the Additional Bond Issuer nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own negligence, bad faith or willful misconduct. Without limiting the foregoing, each of the Initial Bond Trustee, the Initial Bond Issuer, the Additional Bond Trustee and the Additional Bond Issuer: (i) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any party and shall not be responsible to any party for any statements, warranties or representations made by any other party in connection with this Agreement or any other agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other agreement on the part of any other party; and (iv) shall incur no liability under or in respect of this Agreement by acting upon any writing (which may be by facsimile or other electronic transmission) believed by it in good faith to be genuine and signed or sent by the proper party or parties.

SECTION 7. Method of Adjustment and Allocation. Each of the parties hereto acknowledges that (i) the Initial Property Servicer will adjust, calculate and allocate payments of Initial Customer Charges in accordance with Section 4.01 of the Initial Servicing Agreement and Section 6 of Annex I of the Initial Servicing Agreement in the form attached thereto, and (ii) the

Additional Property Servicer will adjust, calculate and allocate payments of Additional Customer Charges in accordance with Section 4.01 of the Additional Servicing Agreement and Section 6 of Annex I of the Additional Servicing Agreement in the form attached thereto. Each of the parties hereto hereby acknowledges that (a) none of the Additional Bond Issuer or the Additional Bond Trustee shall be deemed or required under this Agreement to have any knowledge of or responsibility for the terms of the Initial Servicing Agreement and Annex I thereto, or any adjustment, calculation and allocation thereunder, and (b) none of the Initial Bond Issuer or the Initial Bond Trustee shall be deemed or required under this Agreement to have any knowledge of or responsibility for the terms of the Additional Servicing Agreement and Annex I thereto, or any adjustment, calculation and allocation thereunder. Accordingly, (A) each of the Additional Bond Issuer and the Additional Bond Trustee may, solely for the purposes of this Agreement, conclusively rely on the accuracy of the calculations of the Initial Property Servicer in making adjustments, calculations and allocations under the Initial Servicing Agreement and Annex I thereto, and (B) each of the Initial Bond Issuer and the Initial Bond Trustee may, solely for the purposes of this Agreement, conclusively rely on the accuracy of the calculations of the Additional Property Servicer in making adjustments, calculations and allocations under the Additional Servicing Agreement and Annex I thereto. Such acknowledgement shall not relieve the Initial Property Servicer of its obligations under the Initial Servicing Agreement or the Additional Property Servicer of its obligations under the Additional Servicing Agreement.

SECTION 8. Termination. This Agreement shall terminate upon such time that one of the following has occurred: (a) the payment in full of the Initial Securitization Bonds or (b) the payment in full of the Additional Securitization Bonds, except that the understandings and acknowledgements contained in Sections 1, 2, 3 and 14 shall survive the termination of this Agreement. In addition, this Agreement shall terminate and be of no further force and effect: (i) with respect to the Initial Bond Issuer, the Initial Bond Trustee and the Initial Property Servicer, upon the payment in full of the Initial Securitization Bonds, and (ii) with respect to the Additional Bond Issuer, the Additional Bond Trustee and the Additional Property Servicer, upon the payment in full of the Additional Securitization Bonds.

SECTION 9. Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

(b) Each of the parties hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York state court sitting in the Borough of Manhattan in The City of New York or any U.S. federal court sitting in the Borough of Manhattan in The City of New York in respect of any suit, action or proceeding arising out of or relating to this Agreement and irrevocably accepts for itself and in respect of its respective property, generally and unconditionally, jurisdiction of the aforesaid courts; and each party hereto agrees to, and irrevocably waives any objection based on forum non conveniens or venue not to, appear in such state or U.S. federal court located in the Borough of Manhattan.

(c) EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 10. Further Assurances. Each of the parties hereto agrees to execute any and all agreements, instruments, financing statements, releases and any and all other documents reasonably requested by any of the other parties hereto in order to effectuate the intent of this Agreement. In each case where a release is to be given pursuant to this Agreement, the term release shall include any documents or instruments necessary to effect a release, as contemplated by this Agreement. All releases, subordinations and other instruments submitted to the executing party are to be prepared at the expense of the Company. Notwithstanding anything herein to the contrary, (i) the Initial Bond Trustee shall not be required to execute any such agreements, instruments, releases or other documents unless directed to do so by an “Issuer Order,” as such term is defined in the Initial Indenture, and (ii) the Additional Bond Trustee shall not be required to execute any such agreements, instruments, releases or other documents unless directed do so by an “Issuer Order,” as such term is defined in the Additional Indenture.

SECTION 11. Limitation on Rights of Others. This Agreement is solely for the benefit of the parties hereto, the holders of the Initial Securitization Bonds and the holders of the Additional Securitization Bonds, and no other person or entity shall have any rights, benefits, priority or interest under or because of the existence of this Agreement.

SECTION 12. Amendments. In the event that (x) the Company hereafter causes any property (“New Customer Property”) consisting of the right to impose specified charges on Customers to be created and sold and pledged by the buyer thereof for the benefit of holders of securitization bonds pursuant to any financing order of the Michigan Public Service Commission, and the Company acts as servicer for the bonds issued pursuant to such financing order, or (y) the Company enters into any receivables program in which the Company participates as a seller or as a servicer or sub-servicer of receivables, then, in either such event, upon the written request of the Company, the other parties hereto agree that this Agreement may be amended and restated (i) to add as parties hereto the relevant issuer of such additional bonds, the indenture trustee therefor, and the servicer of such New Customer Property and/or the relevant lenders or purchasers and servicers under such additional receivables program, as the case may be, and (ii) to reflect the rights and obligations of the parties with respect to such receivables purchases as set forth in the form of Intercreditor Agreement attached as Exhibit D to the Initial Indenture and (iii) to reflect the rights and obligations of the parties with respect to any such New Customer Property on terms substantially similar to the rights and obligations of the Initial Bond Issuer, the Additional Bond Issuer, the Initial Bond Trustee, the Additional Bond Trustee, the Initial Property Servicer and the Additional Property Servicer hereunder; provided that no such amendment shall be effective unless (x) evidenced by a written instrument signed by the parties hereto and such additional parties and (y) the Initial Bonds Rating Agency Condition and the Additional Bonds Rating Agency Condition shall have been satisfied with respect thereto and provided, further, that no party hereto shall be required to execute any such amended agreement on terms which are materially more disadvantageous to it or to the holders of the Initial Securitization Bonds (in the case of the Initial Bond Trustee) or to the holders of the Additional Securitization Bonds (in the case of the Additional Bond Trustee) than the terms contained herein. In addition, (i) the Initial Bond Trustee shall not be required to execute any such amendment unless directed to do so by an “Issuer Order,” as such term is defined in the Initial Indenture, and shall be entitled to receive an Opinion of Counsel (as defined in the Initial Indenture) stating that the execution of such amendment is authorized or permitted by this Agreement and the Initial Indenture and all conditions precedent, if any, provided for in this Agreement and Initial Indenture relating to such amendment have been satisfied and (ii) the Additional Bond Trustee shall not be required to execute any such amendment unless directed to do so by an “Issuer Order,” as such term is defined in the Additional Indenture.

SECTION 13. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons, or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

SECTION 14. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Initial Indenture or the Additional Indenture, each of the parties covenants that it shall not, prior to the date which is one year and one day after payment in full of the Initial Securitization Bonds and the Additional Securitization Bonds, acquiesce, petition or otherwise invoke or cause the Initial Bond Issuer or the Additional Bond Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Initial Bond Issuer or the Additional Bond Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Initial Bond Issuer or any substantial part of its property, or the Additional Bond Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Initial Bond Issuer or the Additional Bond Issuer. Nothing in this Section 14 shall preclude, or be deemed to estop, any party hereto (a) from taking or omitting to take any action prior to such date in (i)(A) any case or proceeding voluntarily filed or commenced by or on behalf of the Initial Bond Issuer under or pursuant to any such law or (B) any involuntary case or proceeding pertaining to the Initial Bond Issuer that is filed or commenced by or on behalf of a Person other than the Initial Bond Trustee, as the case may be, and is not joined in by the Initial Bond Trustee, as the case may be, under or pursuant to any such law, or (ii)(A) any case or proceeding voluntarily filed or commenced by or on behalf of the Additional Bond Issuer under or pursuant to any such law or (B) any involuntary case or proceeding pertaining to the Additional Bond Issuer that is filed or commenced by or on behalf of a Person other than the Additional Bond Trustee, as the case may be, and is not joined in by the Additional Bond Trustee, as the case may be, under or pursuant to any such law, or (b) from commencing or prosecuting any legal action that is not an involuntary case or proceeding under or pursuant to any such law against the Initial Bond Issuer, the Additional Bond Issuer or any of its properties.

SECTION 15. Trustees. The Bank of New York Mellon, as Initial Bond Trustee, in acting hereunder, is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Initial Indenture. U.S. Bank Trust Company, National Association, as Additional Bond Trustee, in acting hereunder, is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Additional Indenture.

SECTION 16. Notices, Etc. Any notice provided or permitted by this Agreement to be made upon, given or furnished to or filed with any party hereto shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing by facsimile transmission, other electronic transmission (including email), first-class mail or overnight delivery service to the applicable party at its address set forth on Exhibit A hereto or, as to any party, at such other address as shall be designated by such party by written notice to the other parties hereto.

Section 17. Effectiveness; Counterparts; Construction. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument. The words “execution”, “signed” and “signature” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement (to the extent not prohibited under governing documents) shall include images of manually executed signatures transmitted by facsimile or other electronic format (including “pdf”, “tif” or “jpg”) and other electronic signatures (including DocuSign and AdobeSign). The use of electronic signatures and electronic records (including any contract or other record created, generated, sent, communicated, received or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Electronic Signatures in Global and National Commerce Act, the Michigan Uniform Electronic Transactions Act, the New York State Electronic Signatures and Records Act and any other applicable law, including any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Any reference herein to “including” shall be deemed to be followed by the words “without limitation”.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DTE ELECTRIC COMPANY, as Company, as Initial Property Servicer, as Additional Property Servicer and as a collection agent

By:
Name:
Title:

DTE ELECTRIC SECURITIZATION FUNDING I LLC

By:
Name:
Title:

THE BANK OF NEW YORK MELLON, not in its individual capacity, but solely as Initial Bond Trustee

By:
Name:
Title:

DTE ELECTRIC SECURITIZATION FUNDING II LLC

By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Additional Bond Trustee

By:
Name:
Title:

Signature Page to

Intercreditor Agreement

EXHIBIT A

NOTICE ADDRESSES

DTE Electric Company

One Energy Plaza

Detroit, Michigan 48226-1279

Telephone: (313) 235-4000

Email: timothy.lepczyk@dteenergy.com

DTE Electric Securitization Funding I LLC

C/o DTE Electric Company

One Energy Plaza

Detroit, Michigan 48226-1279

Telephone: (313) 235-4000

Email: timothy.lepczyk@dteenergy.com

The Bank of New York Mellon

Corporate Trust Department

240 Greenwich Street, Floor 7 East

New York, New York 10286

Attention: Corporate Trust Administration

Telephone: (212) 815-2484

Email: jacqueline.kuhn@bnymellon.com

DTE Electric Securitization Funding II LLC

C/o DTE Electric Company

One Energy Plaza

Detroit, Michigan 48226-1279

Telephone: (313) 235-4000

Email: timothy.lepczyk@dteenergy.com

U.S. Bank Trust Company, National Association

190 S. LaSalle Street, 7th Floor

Chicago, Illinois 60603

Attention: DTE Electric Securitization Funding II LLC

Telephone: (312) 332-7462

Facsimile: (312) 332-7996

Email: matthew.smith2@usbank.com and melissa.rosal@usbank.com